Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement   [ ] Confidential, for use of the Commission
[X]  Definitive proxy statement        only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         Horizon Financial Corp.
------------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


                         Horizon Financial Corp.
------------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                                    N/A
------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                                    N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                    N/A
------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                                    N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                                    N/A
------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                                    N/A
------------------------------------------------------------------------------
(3)   Filing party:
                                    N/A
------------------------------------------------------------------------------
(4)   Date filed:
                                    N/A
------------------------------------------------------------------------------

                                June 18, 2004



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Horizon Financial Corp. to be held at the Fox Hall, 1661 W. Bakerview Road, Bellingham, Washington, on Tuesday, July 27, 2004 at 1:00 p.m., Pacific Time.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Moss Adams LLP, will be present to respond to any questions our shareholders may have.

     Please sign, date and return the enclosed proxy card. If you attend the meeting and vote your shares at the meeting, please note the following:

          1. If you are a shareholder of record and you have physical possession of the stock certificates: You may vote in person even if you have voted by proxy previously.

          2. If your shares are held by a brokerage firm or other nominee, and you want to vote in person at the meeting: Please contact your broker or agent for a "Legal Proxy" from your brokerage firm and bring the Legal Proxy to the meeting for voting. Without the Legal Proxy, you will not be able to vote in person at the meeting.

     Your continued interest and support of the Corporation and Horizon Bank are sincerely appreciated.

                                     Sincerely,

                                     /s/ V. Lawrence Evans

                                     V. Lawrence Evans
                                     Chairman of the Board

                          HORIZON FINANCIAL CORP.
                           1500 Cornwall Avenue
                      Bellingham, Washington  98225


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on July 27, 2004


     NOTICE IS HEREBY GIVEN THAT the 2004 Annual Meeting of Shareholders ("Meeting") of Horizon Financial Corp. ("Corporation") will be held at the Fox Hall, which is located at 1661 W. Bakerview Road, Bellingham, Washington, on Tuesday, July 27, 2004 at 1:00 p.m., Pacific Time.

     A Proxy Card and Proxy Statement for the Meeting are enclosed herewith.

     The Meeting is for the purpose of considering and acting upon:

     (1)   The election of two directors of the Corporation; and

     (2) Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on June 9, 2004, are the shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Richard P. Jacobson

                                   RICHARD P. JACOBSON
                                   SECRETARY

Bellingham, Washington
June 18, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                      OF
                           HORIZON FINANCIAL CORP.
                            1500 Cornwall Avenue
                        Bellingham, Washington  98225
                                (360) 733-3050

                        ANNUAL MEETING OF SHAREHOLDERS
                               July 27, 2004

------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Horizon Financial Corp. ("Horizon Financial" or the "Corporation"), the holding company for Horizon Bank ("Horizon Bank" or the "Bank"), to be used at the 2004 Annual Meeting of Shareholders of the Corporation ("Meeting") which will be held at the Fox Hall, 1661 W. Bakerview Road, Bellingham, Washington, on Tuesday, July 27, 2004 at 1:00 p.m., Pacific Time. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about June 18, 2004.

                        VOTING AND PROXY PROCEDURE
                        --------------------------

     Shareholders Entitled to Vote. Shareholders of record as of the close of business on June 9, 2004 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. Shareholders are not permitted to cumulate their votes for the election of directors. As of the Voting Record Date the Corporation had 10,317,669 shares of Common Stock issued and outstanding.

     If you are a beneficial owner of the Corporation's Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of the Corporation's Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum. The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the
proxy card.   Where no instructions are indicated, proxies will be voted in
accordance with the recommendations of the Board of Directors.   If a
shareholder of record attends the Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director.

     The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If your Common Stock of the Corporation is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the ESOP. If a shareholder is a participant in the Horizon Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. The instructions are confidential and will not be disclosed to the Corporation. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
       --------------------------------------------------------------

     Persons and groups who beneficially own in excess of five percent of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Corporation's directors, "named executive officers," and all directors and executive officers of the Corporation as a group.

                                     Number of Shares       Percent of Shares
Name                            Beneficially Owned (1)(2)       Outstanding
------------------------------  -------------------------   -----------------

Directors

Robert C. Diehl                           45,984                   0.45%
Fred R. Miller                           114,635                   1.11
James A. Strengholt                        9,460                   0.09
Richard R. Haggen                         77,410                   0.75
Gary E. Goodman                            5,047                   0.05
Robert C. Tauscher                         3,208                   0.03

Named Executive Officers(5)

V. Lawrence Evans                        240,985                   2.34
Dennis C. Joines                          11,626                   0.11
Richard P. Jacobson                       33,039                   0.32
Steve L. Hoekstra                          3,126                   0.03
Karla C. Lewis                            27,234                   0.26

All Executive Officers and
 Directors as a Group (12 persons)       585,458                   3.20%

                         (footnotes on following page)

---------------
(1) Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation, or by the individuals' spouses and minor children, except as otherwise noted. The named individuals effectively exercise sole or shared voting and investment power over these shares.
(2) Includes shares of Common Stock subject to outstanding stock options which are exercisable within 60 days after the Voting Record Date.
(3) Under SEC regulations the term "named executive officer(s)" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Evans, President, Chief Executive Officer and Chairman of the Board of the Corporation and Chief Executive Officer and Chairman of the Board of the Bank; Mr. Joines, President and Chief Operating Officer of the Bank; Mr. Jacobson, Vice President and Secretary of the Corporation and Executive Vice President of the Bank; Mr. Hoekstra, Executive Vice President of the Bank; and Mrs. Lewis, Senior Vice President of the Bank, were the Corporation's only "named executive officers" during the fiscal year ended March 31, 2004.

                     PROPOSAL I -- ELECTION OF DIRECTORS
                     -----------------------------------

     The Corporation's Board of Directors consists of eight directors. The Corporation's bylaws provide that directors will be elected for three-year staggered terms with approximately one-third of the directors elected each year. Accordingly, at the Meeting, two directors will be elected to serve for a three-year term, or until their respective successors have been duly elected and qualified. The Board of Directors has nominated for election as directors Dennis C. Joines and James A. Strengholt, each for three-year terms. Messrs. Joines and Strengholt are each current members of the Board of Directors of the Corporation and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees for the terms specified in the table below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. JOINES AND STRENGHOLT.

     The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

                                       Year First Elected        Term to
Name                        Age(1)    or Appointed Director(2)    Expire
-------------------------   ------    ------------------------   -------

                                NOMINEES
                                --------

Dennis C. Joines              54                2002              2007(3)
James A. Strengholt           51                2000              2007(3)

                           CONTINUING DIRECTORS
                           --------------------

V. Lawrence Evans             57                1990              2005
Richard R. Haggen             59                1994              2005
Robert C. Tauscher            64                2001              2005
Robert C. Diehl               65                1976              2006
Fred R. Miller                67                1984              2006

Gary E. Goodman               56                1998              2006

                          (footnotes on following page)

--------------
(1)   As of March 31, 2004.
(2)   Includes prior service on the Board of Directors of the Bank.
(3)   Assuming the individual is re-elected.

     The principal occupation of each director nominee of the Corporation for the last five years is set forth below. Unless otherwise stated, each director resides in the State of Washington.

     DENNIS C. JOINES is President and Chief Operating Officer of the Bank and a Director of the Corporation and the Bank. He joined the Bank on April 23, 2002 following an extensive career in the Pacific Northwest banking industry for over 30 years. Most recently, Mr. Joines was Senior Vice President/National Small Business and SBA Manager for Washington Mutual Bank from 2001 to 2002. Prior to that time, he served in a variety of key roles at KeyBank from 1993 to 2001.

     JAMES A. STRENGHOLT is the Vice President of Strengholt Construction Company, Inc., a general building contractor based in Lynden, Washington.

     V. LAWRENCE EVANS joined the Bank in 1972 and served as the Bank's Executive Vice President from 1983 to 1990. Mr. Evans served as President of the Bank from May 14, 1990 to April 23, 2002. He has served as Chief Executive Officer of the Bank since March 26, 1991 and as Chairman of the Bank's Board of Directors since July 1997. Mr. Evans also serves as President and Chief Executive Officer of the Corporation and, effective July 24, 2001, as Chairman of the Board of the Corporation.

     RICHARD R. HAGGEN is an owner and co-chairman of the Board of Directors of Haggen, Inc., a retail grocery chain.

     ROBERT C. TAUSCHER is the President and Chief Executive Officer of Team Corporation, a manufacturer of vibration testing equipment, in Burlington, Washington.

     ROBERT C. DIEHL is the President and General Manager of Diehl Ford, Inc., an automobile dealership.

     FRED R. MILLER is the retired and former owner and President of the Skagit Bonded Collectors, Inc., Mount Vernon, Washington.

     GARY E. GOODMAN is the refinery manager for the Conoco Phillips Refinery in Ferndale, Washington.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
               -------------------------------------------------

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. During fiscal 2004, the Board of Directors of the Corporation held eight meetings. No director of the Corporation attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which the director served. A majority of the Board of Directors is comprised of "independent" directors, in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Board of Directors has determined that all of the members of the Board of Directors are independent, except for Messrs. Evans, who serves as Chairman of the Board, President and Chief Executive Officer of the Corporation and as Chief Executive Officer of the Bank, and Mr. Joines, who serves as President and Chief Operating Officer of the Bank.

     Members of the Board of Directors of the Corporation, who are "independent" in accordance with the requirements for companies quoted on The Nasdaq Stock Market, act as a Nominating Committee for the annual selection of the Corporation's nominees for election as directors. A charter has not been adopted by the Nominating Committee. The Nominating Committee met on March 23, 2004 to nominate directors for election at the Meeting. The Corporation's Bylaws provide that any nomination to the Board of Directors (except one proposed by the existing Board of Directors of the Corporation) must be in writing and delivered or mailed to the Chairman of the Board of the

Corporation at least 20 days prior to the meeting of shareholders called for the election of directors. The Board of Directors met once during the 2004 fiscal year in its capacity as the Nominating Committee. Only those nominations made by the Nominating Committee or properly presented by shareholders will be voted upon at the Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct an investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Corporation. The nominating committee does not have a formal policy with regard to the consideration of any director candidates recommended by security holders. At this time, the Board of Directors does not consider such a policy to be necessary, due in large part to the past success of the Nominating Committee in researching and nominating qualified individuals to serve on the Board.

     The Executive Committee of the Corporation is composed of Directors Diehl, Evans, Goodman, Joines and Miller. This Committee meets at least monthly to advise management of the Corporation between meetings of the Board of Directors. The Executive Committee met 12 times during the 2004 fiscal year.

     The Audit Committee of the Corporation is composed of Directors Miller, Strengholt and Tauscher. The Audit Committee is responsible for examining and evaluating the activities of the Corporation and reporting its findings to the Board. This examination determines the reliability of information produced on behalf of the Corporation and the effectiveness of internal practices and procedures and the efficiency of operations. The Audit Committee also assists the Board in the selection of independent accountants. The Audit Committee revised its Charter to reflect the new responsibilities imposed by the Sarbanes-Oxley Act of 2002 and the Board of Directors adopted the new charter as of April 27, 2004. A copy of the revised Charter is attached to this proxy statement as Appendix A. The Board of Directors has determined that there is no "audit committee financial expert," as defined in the SEC regulations. The Board believes that the current members of the Audit Committee are qualified to serve based on their experience and background. Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on The Nasdaq Stock Market. The Audit Committee met five times during the year ended March 31, 2004.

     The Compensation and Retirement Committee is composed of Directors Diehl, Goodman and Miller. This Committee makes recommendations to the Board of Directors concerning corporation compensation packages and retirement plans. The Compensation and Retirement Committee met twice during the 2004 fiscal year.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

     The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary, Horizon Financial Corp., 1500 Cornwall Avenue, Bellingham, Washington 98225. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to take appropriate legal action regarding the communication. The Corporation does not have a policy regarding Board member attendance at annual meetings of shareholders. All eight Board members attended the 2003 Annual Meeting of Shareholders.

Corporate Governance

     The Corporation and the Bank are committed to establishing and maintaining high standards of corporate governance. The Corporation's and the Bank's executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of the Corporation's shareholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the Nasdaq Stock Market. The Board will continue to evaluate, and improve the Corporation's and the Bank's corporate governance principles and policies as necessary and as required.

     Code of Ethics. On April 27, 2004, the Board of Directors adopted Officer and Director Codes of Ethics. The Codes are applicable to each of the Corporation's directors and officers, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct. A copy of the Code of Ethics applicable to the principal executive officer and senior financial officers is being filed as an exhibit to the Corporation's Annual Report on Form 10-K.
The Corporation has not made the Codes of Ethics available on its website.
The Corporation will provide a copy of the Codes of Ethics free of charge upon request.

                        DIRECTORS' COMPENSATION
                        -----------------------

     Each director of the Corporation is also a director of the Bank. Directors of the Corporation received no additional compensation for attendance at any meeting of the Corporation's Board of Directors during the 2004 fiscal year. Members of the Bank's Board of Directors receive an annual retainer of $9,000 and $550 for attendance at each Board meeting. Directors also receive $450 for each committee meeting attended held on the day of a regular meeting or a special board meeting held by telephone conference call, and $450 for attendance at a special board meeting or a committee meeting held on a day other than the day of a regular board meeting. Members of the Executive Committee receive $550 per month. Employees of the Bank who are also directors do not receive compensation for their attendance at any board or committee meetings.

                           EXECUTIVE COMPENSATION
                           ----------------------

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Corporation and the Bank, and four executive officers who received salary and bonus in excess of $100,000 during the fiscal year ended March 31, 2004. No other executive officer's total annual salary and bonus for the last completed fiscal year exceeded $100,000.


                                                                             Long-Term
                                                                           Compensation
                                    Annual Compensation*                      Awards
                             -------------------------------------------   ------------
                                                                            Securities
Name and                                                  Other Annual      Underlying        All Other
Position              Year   Salary($)    Bonus($)     Compensation($)(1)  Options(#)(2) Compensation($)(3)
------------------    ----   ---------    --------     ------------------  ------------  ------------------

V. Lawrence Evans      2004   $206,000     $90,047           $102,276             --       $28,079
 President, Chief      2003    200,004      34,974             99,653             --        27,331
 Executive Officer     2002    182,700      18,441            115,257              -        24,573
 and Chairman of
 the Board of the
 Corporation and Chief
 Executive Officer and
 Chairman of the Board
 of the Bank

Dennis C. Joines (4)   2004    172,500      74,945                 --              -        17,826
 President and Chief   2003    167,222      15,759                 --         18,750        11,317
 Operating Officer of
 the Bank and a
 Director of the
 Corporation and the
 Bank

Richard P. Jacobson    2004    121,896      35,970                 --             --        18,045
 Vice President and    2003    111,297      18,254                 --             --        17,676
 Secretary of the      2002     91,800       9,090                 --             --        13,463
 Corporation and
 Executive Vice
 President and
 Secretary of the Bank

Steve L. Hoekstra      2004    116,600      20,141                 --             --         4,938
 Executive Vice        2003     85,885      10,506                 --             --           276
 President of the
 Bank

Karla C. Lewis(5)      2004     82,245      29,712                 --             --         9,906
 Senior Vice           2003     95,820      16,931                 --             --        12,602
 President of the      2002     89,520       8,898                 --             --        11,719
 Bank

--------------
*     All compensation is paid by the Bank.
(1) Amounts reflect: for Mr Evans, deferred compensation under the Bank's deferred compensation plan.
(2) Pursuant to the 1995 Stock Option Plan, Mr. Joines was granted 18,750 options on April 23, 2002, which vest at a rate of 25% per year over a four year period.
(3) Amounts for fiscal 2004 reflect: for Mr. Evans, contributions of $3,534 to the Bank's ESOP, $20,302 to the Bank's Retirement Savings and Investment Plan, $1,330 for life insurance premiums; and $2,913 for an automobile and other allowance; for Mr. Joines, $10,781 to the Bank's Retirement Savings and Investment Plan, $711 for life insurance premiums, and $6,334 for automobile and other allowance; for Mr. Jacobson, contributions of $2,154 to the Bank's ESOP, $11,751 to the Bank's Retirement Savings and Investment Plan, $309 for life insurance premiums; and $3,831 for an automobile and other allowance; for Mr. Hoekstra, contributions of $4,227 to the Bank's Retirement Savings and Investment Plan, and $711 for life insurance premiums; and for Ms. Lewis, contributions of $1,480 to the Bank's ESOP, $8,426 to the Bank's Retirement Savings and Investment Plan.
(4) Effective April 23, 2002, Mr. Dennis C. Joines was appointed President and Chief Operating Officer of the Bank. Mr. Evans, who formerly served as President of the Bank, has continued to serve as Chief Executive Officer and Chairman of the Bank and President, Chief Executive Officer and Chairman of the Corporation.
(5) Mrs. Lewis' employment changed to part time status in fiscal 2004 and she plans to retire in June 2004.

     Option Grants in Last Fiscal Year. No stock options were granted to the Corporation's named executive officers during the year ended March 31 2004.

     Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 2004, and remaining unexercised at the end of the fiscal year, is presented for the Corporation's named executive officers.



                                                        Number of
                                                  Securities Underlying          Value of Unexercised
                                                   Unexercised Options           In-the-Money Options
                     Shares                        at Fiscal Year End(#)        at Fiscal Year End($)(1)
                   Acquired on       Value       ----------------------------   ---------------------------
Name               Exercise (#)    Realized($)   Exercisable    Unexercisable   Exercisable   Unexercisable
-----------------  ------------   ------------   -----------    -------------   -----------   -------------
V. Lawrence Evans      33,061        $355,908       29,650           2,695        $322,227       $ 32,529
Dennis C. Joines           --              --        4,688          14,062          36,895        110,668
Richard P. Jacobson    14,216         150,960       22,498           1,365         243,652         16,476
Steve L. Hoekstra          --              --        1,563           4,687          11,269         33,793
Karla C. Lewis          6,500          64,347       10,423           1,077         108,204         12,999

--------------
(1)  Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2004 less the option exercise price.  Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.




     Employment and Severance Agreements. The Corporation and the Bank are parties to an employment contract with Mr. Evans. The agreement was for an initial term of 48 months, and extends annually until either of the parties notifies the other in writing of its intent not to renew the contract. Under the agreement, Mr. Evans' current annual base compensation is $212,000. In addition, Mr. Evans is entitled to participate in and to receive all benefits which are applicable to the Corporation's executive employees. The agreement also provides for compensation to be paid to Mr. Evans in the event of his disability, termination without cause or in the event of a change in control of the Corporation. In the event of a change in control (as defined in the agreement), Mr. Evans would be entitled to receive an amount equal to 2.99 times the average annual compensation received prior to the date of change of control for the most recent five taxable years, but not to exceed the maximum amount permitted under Section 280G of the Internal Revenue Code of 1986, as amended ("Code"). Assuming that a change in control had occurred during fiscal 2004, Mr. Evans would have been entitled to a cash payment equal to approximately $672,000.

     On June 11, 2002, the Bank entered into a severance agreement with Mr. Joines, a director of the Corporation and President, Chief Operating Officer and a director of the Bank, in connection with his employment on April 23, 2002. The agreement is for an initial term of 36 months, and may be extended
annually unless either party elects not to extend the agreement.   The
agreement provides that if a "change in control" of the Corporation or the Bank occurs, and within 12 months thereafter the executive's employment is involuntarily terminated without just cause, or the executive voluntarily terminates his employment for good reason, as defined in the agreement, he will be entitled to receive a severance payment equal to 2.99 times his annual compensation, but not to exceed the maximum amount permitted under Section 280G of the Code. Assuming that a change in control had occurred during fiscal 2004, Mr. Joines would be entitled to a severance payment of approximately $643,000.

     The Bank entered into a change of control severance agreement with Mr. Jacobson, Vice President and Secretary of the Corporation and Executive Vice President and Secretary of the Bank, on July 16, 2002. The agreement is for an initial term of 36 months, and may be extended annually unless either party elects not to extend the agreement. The agreement provides that if a "change in control" of the Corporation or the Bank occurs, and within 12 months thereafter the executive's employment is involuntarily terminated without just cause, or the executive voluntarily terminates his employment for good reason, as defined in the agreement, he will be entitled to receive a severance payment equal to 1.99 times his annual compensation, but not to exceed the maximum amount permitted under Section

280G of the Code. Assuming that a change in control had occurred during fiscal 2004, Mr. Jacobson would be entitled to a severance payment of approximately $229,000.

     The Bank entered into a change of control severance agreement with Mr. Hoekstra, Executive Vice President of the Bank, on July 16, 2002. The agreement is for an initial term of 36 months, and may be extended annually unless either party elects not to extend the agreement. The agreement provides that if a "change in control" of the Corporation or the Bank occurs, and within 12 months thereafter the executive's employment is involuntarily terminated without just cause, or the executive voluntarily terminates his employment for good reason, as defined in the agreement, he will be entitled to receive a severance payment equal to 1.99 times his annual compensation, but not to exceed the maximum amount permitted under Section 280G of the Code. Assuming that a change in control had occurred during fiscal 2004, Mr. Hoekstra would be entitled to a severance payment of approximately $231,000.

     Deferred Compensation Plan. The Bank has established a deferred compensation plan for certain of its officers, including Mr. Evans. The plan provides for additional retirement benefits payable over a 12 to 20 year period following retirement. In connection with the funding of the Bank's obligation under the plan, the Bank has acquired life insurance policies on the lives of plan participants. Deferred compensation expense for Mr. Evans amounted to $102,276, $99,653 and $115,257 in 2004, 2003 and 2002,
respectively.

                        AUDIT COMMITTEE MATTERS
                        -----------------------

     Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Corporation's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Corporation. On April 27, 2004, the Board of Directors amended its Audit Committee Charter that was initially adopted in June 2000, a copy of which is attached to this Proxy Statement as Appendix A.

     Report of the Audit Committee. The Audit Committee reports as follows with respect to the Corporation's audited financial statements for the year ended March 31, 2004:

     * The Audit Committee has completed its initial review and discussion of the Corporation's 2004 audited financial statements with management;

     * The Audit Committee has discussed with the independent auditors, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Corporation's financial statements;

     * The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Corporation and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Corporation and its related entities, and has discussed with the auditors the auditors' independence from the Corporation; and

     * The Audit Committee has, based on its initial review and discussions with management of the Corporation's 2004 audited financial statements and discussions with the independent auditors, recom-mended to the Board of Directors that the Corporation's audited financial statements for the year ended March 31, 2004 be included in the Corporation's Annual Report on Form 10-K.

         Audit Committee:           Fred R. Miller, Chairman
                                    James A. Strengholt
                                    Robert C. Tauscher


                     COMPENSATION COMMITTEE MATTERS
                     ------------------------------

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee's duties are to recommend and administer policies that govern executive compensation for the Corporation and the Bank. The Compensation Committee evaluates executive performances, compensation policies and salaries. The Compensation Committee recommends salaries to be paid to each executive officer. The entire Board of Directors reviews the Compensation Committee's recommendations as to executive compensation, including the Chief Executive Officer, and sets these salaries.

     The executive compensation policy of the Corporation and the Bank is designed to establish an appropriate relationship between executive pay and the Corporation's and the Bank's annual and long-term performance, long-term growth objectives, and their ability to attract and retain qualified executive officers. The principles underlying the program are:

     * To attract and retain key executives who are vital to the long-term success of the Corporation and the Bank and are of the highest caliber;

     * To provide levels of compensation competitive with those offered throughout the financial industry; and

     * To motivate executives to enhance long-term shareholder value by building their ownership in the Corporation.

     The Committee also considered a variety of subjective and objective factors in determining the compensation package for individual executives including (1) the performance of the Corporation and the Bank as a whole with an emphasis on annual and long-term performance, (2) the responsibilities assigned to each executive, and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Corporation and the Bank during the year.

     Another factor the Compensation Committee (and the Board of Directors) considered when making their decisions was the overall profitability of the Corporation and Bank, rather than establishing compensation levels on the basis of whether specific financial goals had been achieved by the Corporation and the Bank.

     The annual salary for V. Lawrence Evans was $206,000 for fiscal 2004.
The bonus paid to Mr. Evans is based on the profitability of the Bank. This resulted in total compensation of $296,047, which represents a 26% increase from compensation paid during the prior year. The Compensation Committee believes that Mr. Evans' compensation, and management compensation levels as a whole, appropriately reflect the application of the Corporation's and the Bank's executive compensation policy and the progress of the Corporation and the Bank.

                               Compensation Committee

                               /s/Robert C. Diehl
                               /s/Gary E. Goodman
                               /s/Fred R. Miller

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors consists of Directors Robert
C. Diehl, Fred R. Miller and Gary E. Goodman. During fiscal 2004, there were no compensation committee interlocks between the Corporation and any other entity.

     Performance Graph. The following graph compares the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return on the Nasdaq Index and the SNL Western Thrift Index, and the SNL Western Bank Index which encompasses ten western states. Total return assumes reinvestment of all dividends.



[GRAPH APPEARS HERE]




                                        Period Ending
                   ----------------------------------------------------------
Index              03/31/99  03/31/00  03/31/01  03/31/02  03/31/03  03/31/04
-----------------  --------  --------  --------  --------  --------  --------
Horizon Financial
 Corp.              100.00     70.54     90.85    124.54    190.56    241.72
Nasdaq - Total US*  100.00    185.95    113.19     89.64     61.676    92.90
SNL Western Thrift
 Index              100.00     74.51    149.30    144.79    161.46    224.96
SNL Western Bank
 Index              100.00    114.66    138.59    151.99    143.59    196.56

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2000. Used with permission. All rights reserved. crsp.com.

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
            -------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC within prescribed time periods. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with during the fiscal year ended March 31, 2004.

                      TRANSACTIONS WITH MANAGEMENT
                      ----------------------------

     Under federal law, officers and directors of the Bank are generally prohibited from receiving any loan or extension of credit at other than market rates and terms.

                          INDEPENDENT AUDITORS
                          --------------------

     Moss Adams LLP served as the Corporation's auditors for the 2004 fiscal year. The Board of Directors currently anticipates appointing Moss Adams LLP to be its auditors for the 2005 fiscal year. A representative of Moss Adams LLP will be present at the Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

Audit Fees

     During the fiscal years ended March 31, 2004 and 2003, the aggregate fees billed to the Corporation for professional services rendered for the audit of the Corporation's's annual financial statements and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during the fiscal years ended March 31, 2004 and 2003 were $79,407 and $68,736, respectively, which were paid to Moss Adams LLP.

Audit Related Fees

     The Corporation paid fees to Moss Adams LLP for audit-related services for the fiscal years ended March 31, 2004 and 2003, including the audit of the Corporation's retirement plans. The fees billed to the Corporation during the fiscal years ended March 31, 2004 and 2003 for these audit-related services were $16,650 and $19,025, respectively, which were paid to Moss Adams LLP.

Tax Fees

     The aggregate fees billed to the Corporation for tax services by Moss Adams LLP for the fiscal years ended March 31, 2004 and 2003 were $73,770 and $20,570, respectively, which were paid to Moss Adams LLP. Such fees were for tax return preparation and other tax related projects.

All Other Fees

     The Corporation paid no other fees to Moss Adams LLP for the fiscal years ended March 31, 2004 and 2003, respectively.

     The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditors in connection with its annual review of its Charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors.

     The Audit Committee of the Board of Directors determined that the services performed by Moss Adams LLP other than audit services are not incompatible with Moss Adams LLP maintaining its independence.

                                 OTHER MATTERS
                                 -------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matter described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telephone at their regular salary or hourly compensation.

     The Corporation's 2004 Annual Report to Shareholders has been mailed to all shareholders of record as of the Voting Record Date. Any shareholder who has not received a copy of such annual report may obtain a copy without charge by writing the Corporation. Such annual report is not to be treated as part of the proxy solicitation material nor having been incorporated herein by reference.

                             SHAREHOLDER PROPOSALS
                             ---------------------

     In order to be eligible for inclusion in the proxy solicitation materials of the Corporation for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's main office at 1500 Cornwall Avenue, Bellingham, Washington, no later than February 18, 2005. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Richard P. Jacobson

                               RICHARD P. JACOBSON
                               SECRETARY

Bellingham, Washington
June 18, 2004

     A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS INCLUDED WITH THE PROXY SOLICITATION. ADDITIONAL COPIES WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF JUNE 9, 2004, UPON WRITTEN REQUEST TO RICHARD P. JACOBSON, SECRETARY, HORIZON FINANCIAL CORP., 1500 CORNWALL AVENUE, BELLINGHAM, WASHINGTON 98225.

                                                                   Appendix A

                          Horizon Financial Corporation
           Charter of the Audit Committee of the Board of Directors
                            Approved April 27, 2004

I.  Audit Committee Purpose

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         Oversee the integrity of the Corporation's financial reporting processes, financial statement audits, and systems of internal controls regarding finance, accounting, and legal compliance.

         Oversee the independence and performance of the Corporation's independent auditors and internal auditing department.

         Provide an avenue of open, continuing, and direct communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. It is the responsibility of Horizon Financial Corporation to ensure that appropriate funding is provided for the Audit Committee to carry out its duties and responsibilities.

II. Audit Committee Composition and Meetings

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting practices, and be able to read and understand fundamental financial statements. Member independence, experience, and financial expertise shall be in conformance with the rules established by the SEC and NASD. Any designation of a "financial expert" will be in accordance with SEC regulations.

    Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

    The Committee shall meet at least five times annually, or more frequently as circumstances dictate. The Committee should meet at least quarterly with the manager of the internal auditing department, and the independent auditors, in separate executive session, to discuss any matters that the Committee or each of these groups believe should be discussed privately.

III. Audit Committee Responsibilities and Duties

Review Procedures

         Review and reassess the adequacy of this Charter at least annually to ensure it meets the requirements of regulators, investors, and the Corporation. Submit the charter to the Board of Directors for approval, and have the document published at least every three years in accordance with SEC regulations.

         Review the Corporation's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Corporation's financial reporting processes and internal controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

         Review with financial management the Corporation's quarterly financial results. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 90. Review and approve financial filings mandated by the SEC prior to their submission to the SEC. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

         The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. To fulfill its responsibilities, the Audit Committee shall:

         Have the sole authority for the selection, retention, and when necessary, the termination and replacement of the independent auditors that examine the consolidated financial statements of the Corporation. Review the independence and performance of the auditors and recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         Approve the compensation paid to the independent auditors for all audit and other services performed.

         Review in advance with the independent auditors their audit plans and scope for the coming year and any non-audit services performed or planned, and approve all work that the independent auditors perform for the Corporation.

         Determine, through discussions with the independent auditors, that no restrictions are being placed by management on the scope of their examinations.

         On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the auditors' independence.

         Prior to releasing the year-end audited financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 90.

         Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

         Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department.

         Review the appointment and replacement of the senior internal audit executive.

         Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

         Review with the Corporation's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

         Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters, including procedures for the confidential, anonymous submission of such complaints by employees. The Audit Committee Chair is responsible for reviewing all reported complaints under the Corporation's Whistleblower Policy.

         Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Corporation's annual proxy statement.

         Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   *******

                                   REVOCABLE PROXY
                               HORIZON FINANCIAL CORP.

                          ANNUAL MEETING OF SHAREHOLDERS
                                  July 27, 2004

     The undersigned hereby appoints the Executive/Proxy Committee of the Board of Directors of Horizon Financial Corp. ("Corporation") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Fox Hall, 1661 W. Bakerview Road, Bellingham, Washington, on Tuesday, July 27, 2004 at 1:00 p.m., Pacific Time, and at any and all adjournments thereof, as follows:


                                         NOMINEES:
[ ]       FOR ALL NOMINEES               [ ]       Dennis C. Joines
                                                   James A. Strengholt
[ ]       WITHHOLD AUTHORITY
          FOR ALL NOMINEEES

[ ]       FOR ALL EXCEPT
          (See instructions below)


INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the globe next to each
                nominee you wish to withhold, as shown here:   [X]

To change the address on your account, please check the box at right    [ ]
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The Board of Directors recommends a vote "FOR" the listed proposition.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF SHAREHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2004 ANNUAL MEETING.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of Notice of the Annual Meeting, a proxy statement for the Annual Meeting and an Annual Report to Shareholders.

Dated:             , 2004
      -------------





-------------------------------            -----------------------------------
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER




-------------------------------            -----------------------------------
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER



Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give your full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.